UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------
                                   FORM 8-K/A
                                  -------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 January 3, 2005
                Date of report (date of earliest event reported)


                                  -------------

                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                  -------------



        Delaware                       0-24073                    13-3817344
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)

                                  -------------

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 7, 2005, Digital Fusion, Inc. (the "Company) furnished a Current Report on Form 8-K, reporting Entry into a Material Definitive Agreement under
Item 1.01 that on January 3, 2005 the Company entered into an employment agreement (the "Agreement") with Joseph Summers (the "Executive") pursuant to which the Company has retained the Executive to serve as Vice President - Strategic Planning of the Company. The 8-K erroneously stated that the Company granted to the Executive the option to purchase 145,000 shares of the Company's common stock exercisable at $2.625 a share of which 50,000 shares are currently vested and the remainder is subject to vesting performance structure set by the Board of Directors. The option to purchase was actually for 150,000 shares.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2005

                               DIGITAL FUSION, INC.



                               By: /s/ Roy E. Crippen, III
                                   ---------------------------------------------
                                   Roy E. Crippen, III, Chief Executive Officer, and Director